Forward Looking Statements

Certain statements made in today's presentation, both written and oral, may be forward looking statements within the meaning of applicable securities laws. These statements may relate to matters such as anticipated financial performance, business prospects, technological developments, new products, expectations for market segments and growth. Forward looking statements are subject to inherent uncertainties and risk including, among other things: increasing competition; technological developments; and the ability to continue to introduce competitive new products and services on a timely, cost-effective basis. Please refer to the paragraph in the Company's Annual Report on Form 10-K under the heading "Special Notes Regarding Forward Looking Statements" for other such factors and further information about forward looking statements. In light of these risks and uncertainties, actual events and results may vary significantly from those included in, or contemplated or implied by, such forward looking statements. You are cautioned not to place undue reliance on such statements. The Company undertakes no obligation to update these statements. In addition, today's presentation may include information from third parties which the Company believes is reliable, but as to which the Company expressly denies any responsibility as to accuracy or reliability.

DOVER CORPORATION

Analyst Conference Introduction
November 13, 2000

Thomas L. Reece
Chairman & CEO

DOVER

Dover Investment Thesis

Dover Characteristics:

- Consistent, superior earnings growth performance and shareholder returns.
- Excellent niche market leadership businesses (and getting better).
- Long-term value creation focused management.
- Proven management, management process, organizational philosophy and culture.
- Shareholder focused cash flow deployment.
- Current performance profile exciting.

Dover Growth Strategy:
Focus on Value Creation

Priorities:

1. Grow Internally
    - Increase market share
    - Innovate
    - Create Customer Value & Get Paid
    - Add-on Acquisition

2. Acquire New Businesses
    - Disciplined Process
    - Realistic Pricing

3. Buy Stock or Hold Cash (Debt Reduction)

DOVER

Superior Long-Term Earnings Growth

	Dover EPS CAGR*
1 year	30.60%
5 year	16.88%
10 Year	12.91%
20 year	11.97%

* earnings per diluted common share (continuing)

DOVER

Market Leadership Businesses

- 52 Businesses in 1999 (now 53 with Triton acquisition).
  - 39 are #1 in their niche markets
  - 7 are #2 in their markets
  - the rest are just very profitable!
- Focus is on internal operational improvement and growth via internal product and market development and add-on acquisitions that improve product portfolio and market position.

DOVER

Dover's Unique Culture and Management Style / Philosophy

- High standards of performance, intellectual caliber, competitiveness, ethics:
  - continuity of management
  - promotion from within, and recruit stars
- Enable and empower those closest to market.
  - atmosphere of trust; leads to responsibility
  - treat Company presidents as if they own the businesses
- Surround with questions => few directives.
- Oversight by experienced operational managers who have been there.

DOVER

Meeting Outline

- Presentations from Four Levels of Dover's Leadership Team
    - Company Presidents
    - Subsidiary Executive Vice Presidents
    - Subsidiary C.E.O.'s
    - Corporate Executives
- Insight into businesses comprising an estimated 70% of 2000 sales and an estimated 80% of 2000 earnings
- Focus on several key Dover management themes

DOVER

Key Meeting Themes

- Dover Growth and Financial Performance driven by:
  - Operational Improvement creating competitve advantage
  - Add-on acquisition as a core competency ----- adapted to niche market industry structure
  - Niche market dominance based on well-defined product and market differentiation strategies
  - Long-term performance driven investment philosophy
  - Investment for internal/organic growth opportunities
  - New Product development and investment in information technology

DOVER

Key Meeting Themes

- Resources segment outlook is very favorable
- Technologies segment long-term growth prospects are well-founded
- Financial profile assumes continued flexibility for investment in profitable growth

DOVER CORPORATION

Dover Resources

Rudy Herrmann
President & C.E.O.

Overview of Markets Served

Dover Resources

Year-to-Date September 2000 Revenue (in Millions)



Oil & Gas Production Equipment 19%
$128.1
Other 30%
$198.3
Fluid Handling Equip., Devices & Systems 32%
$208.7
Petroleum Retailing Equipment 19%
$127.5

Overview of Markets Served


Production
Transportation - Crude Oil
Transportation
Refined Products
Refining
Industrial
Marketing

Oil & Gas Production Equipment

Year-to-Date September 2000 Results (in Millions)


Sales
Fluid Handling Devices
Oil & Gas
20%
30%
30%
20%
Petroleum Retailing Equipment
Other


Earnings
Fluid Handling Devices
Oil & Gas
25%
25%
15%
35%
Petroleum Retailing Equipment
Other

* Earnings in EBITA and corporate expense

DOVER

Oil & Gas Production Equipment

- Petroleum Equipment Group
  - Norris (sucker rods and accessories)
  - Alberta Oil Tool (sucker rods, valves, and controls)
  - Ferguson-Beauregard (gas plunger lift equipment)
  - Norriseal (valves and controls)
- Quartzdyne (specialized pressure transducers)
- About 50% of C. Lee Cook (gas compressor components)

Oil & Gas Production Equipment

- Strong Favorable Dynamics
  - Strong Commodity Prices
    - Tight Supply-Demand Conditions
      - Stretched Industry Infrastructure
- Depletion is Key Principle

DOVER

Key Indicators



WTI $'S VS "OIL ONLY" RIG COUNT
Monthly Average (Quarterly)
RIG CT.
$'S
700
600
500
400
300
200
100
0
35
30
25
20
15
10
5
0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
"OIL ONLY" RIG COUNT
WTI $'S

Source:

Exhibit F
Supply: Supply Gains?



Essentially Flat Gas Production
Steadily Increasing Gas Rig Count
Net Imports
Gas Supply (Bcf/d)
Gas-Directed Rig Count
60
50
40
30
20
10
0
900
750
600
450
300
150
0
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01

Sources: DOE, Baker Hughes, Simmons & Co. International.

SIMMONS & COMPANY INTERNATIONAL

DOVER

Oil & Gas Production Equipment

- Our Companies Characterized by:
  - Robust Market Positions
  - Leading Market Shares in Most Segments
  - Proprietary Technology Positions in Some Segments
- Excellent Manufacturing Facilities
- Seasoned Managements
- Growth Platform (albeit cyclical)

DOVER

Fluid Handling Devices

Year-to-Date September 2000 Results (in Millions)


Sales
Petroleum Retailing Equipment
Fluid Handling Devices
30%
20%
30%
20%
Oil & Gas
Other


Earnings
Petroleum Retailing Equipment
Fluid Handling Devices
25%
15%
35%
25%
Other
Oil & Gas

* Earnings in EBITA and corporate expense

Fluid Handling Devices

- Wilden (air operated double diaphragm pumps)
- Blackmer (half of it, or so) (positive displacement pumps)
- OPW Fluid Transfer Group (fluid connectors, valves)
- Ronningen-Petter (engineered filtration equipment)
- Wittemann (CO_2 generation and recovery systems)
- About 50% of C. Lee Cook (gas compressor components)

DOVER

Fluid Handling Devices

- Markets Served Include (broadly):
  - Hydrocarbon Processing Industry (HPI)
  - Chemical Processing Industry (CPI)
  - Pulp & Paper Industry
  - Bulk Transportation Industry
  - Brewing and Soft Drink Industry

DOVER

Fluid Handling Devices

- Industry Dynamics
  - High Natural Gas and Crude Oil Prices are Squeezing Margins in HCI and CPI
  - Refining Margins are Recovering
  - Pulp and Paper Industry Dynamics Improving
  - Bulk Transportation Industry Weak
  - Global Brewing and Soft Drink Industries Showing Signs of Life

U.S. Refining Capacity



Capacity
Runs
Utilization
Thousands Of Barrels Per Day
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Utilization Rate
12/89
12/90
12/91
12/92
12/93
12/94
12/95
12/96
12/97
12/98
12/99

Source: American Petroleum Institute.

DOVER

Fluid Handling Devices

- Once Again…
  - Strong Market Positions
  - Increasingly Global Capabilities
  - Broad Product Offerings
  - Solid Managements
  - Good to Excellent Technologies
- And…
  - An interesting blend of MRO, OEM, aftermarket, and capital spending driven businesses.

Petroleum Retailing Equipment

Year-to-Date September 2000 Results (in Millions)


Sales
Petroleum Retailing Equipment
20%
Other
30%
20%
30%
Oil & Gas
Fluid Handling Devices


Earnings
Petroleum Retailing Equipment
15%
Other
35%
25%
25%
Oil & Gas
Fluid Handling Devices

* Earnings in EBITA and corporate expense

Petroleum Retailing Equipment

- OPW Fueling Components

  (includes Petro Vend)
  - Nozzles and Accessories
  - Fittings and Valves
  - Underground Piping Systems
  - Automated Fuel Management Systems
- About Half of Blackmer
  - Vapor Recovery Pumps
  - Gasoline Dispenser Pumps
  - Propane Pumps/Compressors

Petroleum Retailing Equipment

- OPW Fueling Components performing well in a much more difficult environment.
  - Reduced Fixed Cost Structure
  - Lowered Direct Labor Costs
  - Success with New Products
  - Solid Management Team
  - Arguably One of Dover's Strongest Global Brands
- Well Poised for Market Recovery

DOVER

Other Markets

Year-to-Date September 2000 Results (in Millions)


Sales
Other
30%
Oil & Gas
20%
30%
20%
Fluid Handling Devices
Petroleum Retailing Equipment


Earnings
Other
Oil & Gas
35%
25%
25%
15%
Fluid Handling Devices
Petroleum Retailing Equipment

* Earnings in EBITA and corporate expense

DOVER

Other Markets

- **De-Sta-Co Industries** (modular automation components)
- **Tulsa Winch Consolidated** (industrial winches)
- **Hydro Systems** (cleaning chemical dispensing equipment)
- **De-Sta-Co Manufacturing** (flapper and reed valves)
- **Duncan** (parking meters)

DOVER

De-Sta-Co Industries

- Modular Automation Components
  - Clamps
  - Grippers
  - Slides
  - Other "End of Robot Arm" Devices
- Never ending quest for improved productivity in the manufacturing sector is the long term demand "driver" for DSCI's products.

De-Sta-Co Industries

- Solid Market Positions
- Good to Excellent Technology
- Solid Management
- Globally Capable
- Key Long Term Growth Platform for Dover Resources and Dover

Role of Subsidiary CEO

- **Invest** in the Right Businesses
- **Leadership** in Each Business
- **Maintain** High Performance Expectations
- **Sharing Of Best Practices**
  - Key Business Process at Dover

DOVER

Role of Subsidiary CEO

- Don't Prescribe
- Not Top Down
- Encourage, Support "Bottoms Up"
- Both "New" and "Old" Companies Benefit

Theme...Use of Electronic Technologies

- Results Include:
  - Speed
    - Customer Service
    - New Product Development
    - Internal Operations
  - Quality
  - Cost
  - Effectiveness

Use of Electronic Technologies

- No Uniform Solutions
- No "One Size Fits All"
- Lots of Good Solutions and Much Learning
- No Lemmings!!

DRI and Dover Becoming Increasingly Global

- Following our Global Customers
- Global Supply Agreements
- Increasing Our Presence in Europe as a Manufacturer
- Adds Complexity and Potential

DOVER

Summary

- Solid Businesses
- Inherent Cyclicality but with Upward Slant
- Changing and Adapting Properly
- Haven't Run Out of Growth Ideas Yet
- Relative Oil Price "Stability" Would be Helpful

ACQUISITIONS AT DOVER


A Core Competency
Shareholder Value Growth Driver

- Process
- Results
- Future

DOVER

HOW DO WE DO IT?

EXACTING CRITERIA

* PREMIER, NICHE MFG. BUSINESS
* STRONG MANAGEMENT
* OPERATION MARINGS +15%
* PRICED TO ADD SHAREHOLDER VALUE

DEMANDING PROCESS

* DILIGENT IN FINDING
* DISCIPLINED IN ANALYZING
* DECENTRALIZED IN EXECUTING

DOVER

PROCESS... DILIGENT IN FINDING

Finder Network

	STAND ALONE	ADD ON
OPPORTUNISTIC	X	X
PROACTIVE		X

PROCESS… DISCIPLINED IN ANALYZING

- BALANCED METRICS
- ADVISOR NETWORK
- INTERNAL TEAMS
- SHARED EXPERIENCES

PROCESS… DECENTRALIZED IN EXECUTING

CORPORATE	SUBSIDIARIES	OPERATING COMPANIES
• Monitor the overall process	• Principals for stand-alone	• Principals for add-ons
• Develop Network	• on Add-ons	
• Source/ distribution opportunities	• About 20% of #'s 2/3 of $'s	• About 80% of #'s 1/3 of $'s • 75+% at least 1 add-on
• Training & Quality		

RESULTS… GROWING DOVER AND BUILDING SHAREHOLDER VALUE

- STRONG FRANCHISES AND BRANDS
- STRONG MANAGEMENT TEAMS
- FINANCIALLY REWARDING
- SELF PERPETUATING PROCESS

DOVER

RECENT ACQUISITION HISTORY

YEAR	TRANSACTIONS	ADD-ONS	STAND-ALONES	INVESTED $ in mm
1989	–	–	–	–
1990	2	–	2	86
1991	2	2	–	3
1992	4	2	2	101
1993	12	8	4	312
1994	10	8	2	185
1995	9	7	2	323
1996	10	8	2	282
1997	17	15	2	261
1998	14	10	4	556
1999	18	15	3	599
1-9/00	12	17	1	333
TOTAL	116	92	24	$3,041

DOVER

RESULTS... ADD-ONS (PLUS INTERNAL INVESTMENT) ARE DRIVING THE DEVELOPMENT TOWARD PLATFORM COMPANIES

1999 & 2000 YTD ADD-ONS

SUBSIDIARY	U.S. BASED	INTERNATIONAL BASED
DIVERSIFIED	Wiseco/JE; Sargent/HAS & C&H; SWF/Yakima & Salwasser; HP/National Cooler	MA/VanDam; Waukesha/Hydratight; Wiseco/Virtex
INDUSTRIES	Rotary/Advantage & Forward; Heil/Parts; DovaTech/Lee; THI/Hydromotion	Heil/H.Asia; TipperTie/Alpina; PDQ/Kesseltronic
RESOURCES	OPW-FC/Richards & SureSeal; TWI/DP & Greer; DSC/Hydrocam; OPW-FT /Provacon; Blackmer/Chesterton	DSC-M/EMA; TWI/Pullmaster; RP/Aoustin; PEG/RGI
TECHNOLOGIES	ECT/TTI & PYS; Quadrant/Arcom	UIC/Alphasem; Novacap/Syfer

ACQUISITION INVESTMENTS ⇒ SHAREHOLDER WEALTH


DOVER 1999
17 % CAGR
60%
$2.3B
7% CAGR
DOVER 1990
40%
28 Companies
100%

DOVER

A NOTE ON DIVESTITURES

WE OCCASIONALLY DO IT

- 1999 -- Elevator, Davenport, Pathway
- 1996 -- Dietrich
- 1993 -- Dovatron

BUT… ONLY FOR COMPELLING REASONS

- Too narrowly niched; growth challenged
- Offer we "can't refuse"
- Acquisition mistake (thankfully, rare and small)

DOVER

FUTURE (ALWAYS) UNCERTAIN BUT....

- MORE COMPANIES/MORE DIVERSITY
  - ✓ MORE NEW TARGETS OF OPPORTUNITY
- DECENTRALIZED AND PROACTIVE
  - ✓ RICHER DEAL STREAM
- GREATERE DEPTH OF EXPERIENCE
  - ✓ STRONGER/LARGER TEAM OF DEAL DOERS
- DOVER GETS BIGGER
  - ✓ DEFINITON OF "MODEST SIZE" EXPANDS

PAST IS A GOOD INDICATOR

DOVER

FAMILY PORTRAIT CIRCA 1990

Universal
SARGENT CONTROLS & Aerospace
NORRIS
DE-STA-CO
NOVACAP
civacon
CHIEF AUTOMOTIVE SYSTEMS
Randell
QUADRANT TECHNOLOGIES
ALBERTA OIL TOOL
TIPPER TIE
DUNCAN
tranter
WAUKESHA BEARINGS
OPW
C.Lee Cook
DE-STA-CO MANUFACTURING
DOVATECH CONSOLIDATED
R-P RONNINGEN-PETTER
NORRISEAL
SWF COMPANIES
DEK
K&L
Rotary
World Leader in Lift Systems
WILDEN
Soltec
OPW Engineered Systems
blackmer
GROEN
TEXAS HYDRAULICS

DOVER

FAMILY PORTRAIT CIRCA 2000

Universal
PDQ
NOVACAP
HEIL ENVIRONMENTAL INDUSTRIES, LTD.
tranter
Belvac Production Machinery, Inc
OPW
DE-STA-CO MANUFACTURING
DEK
WILDEN
blackmer
Hydro
civacon
WISECO
QUADRANT TECHNOLOGIES
MIDLAND
SWF COMPANIES
K&L
Vitronics Soltec
GROEN
SARGENT CONTROLS & Aerospace
Triton
DE-STA-CO
CHIEF AUTOMOTIVE SYSTEMS
ALBERTA OIL TOOL
WAUKESHA BEARINGS
graphics microsystems inc.
C.Lee Cook
DOVATECH CONSOLIDATED
Rotary
World Leader in Lift Systems
TEXAS HYDRAULICS
AC Compressor
Randell
Hill PHOENIX
TIPPER TIE
TULSA
DT MAGNETICS
Crenlo, Inc.
Wittemann
HEIL TRAILER INTERNATIONAL
Imaje
R-P RONNINGEN-PETTER
mark andy inc.
OPW Engineered Systems
NORRIS
ECT EVERETT CHARLES TECHNOLOGIES
DUNCAN
MARATHON
NORRISEAL
QUARTZDYNE
SOMERO ENTERPRISES

DOVER

FAMILY PORTRAIT CIRCA 2000
ADD-ONS HIGHLIGHTED


Universal
PDQ
NOVACAP
HEIL ENVIRONMENTAL INDUSTRIES, LTD.
tranter
Belvac Production Machinery, Inc
DE-STA-CO MANUFACTURING
DEK
WILDEN
blackmer
Hydro
civacon
WISECO
QUADRANT TECHNOLOGIES
MIDLAND
OPW
SWF COMPANIES
K&L
Vitronics Soltec
GROEN
SARGENT CONTROLS & Aerospace
Triton
CHIEF AUTOMOTIVE SYSTEMS
DE-STA-CO
ALBERTA OIL TOOL
WAUKESHA BEARINGS
C.Lee Cook
DOVATECH CONSOLIDATED
Rotary
World Leader in Lift Systems
TEXAS HYDRAULICS
AC Compressor
Randell
HILL PHOENIX
TIPPER TIE
TULSA
DT MAGNETICS
Crenlo, Inc.
Wittemann
HEIL TRAILER INTERNATIONAL
R-P RONNINGEN-PETTER
mark andy inc.
OPW Engineered Systems
NORRIS
ECT EVERETT CHARLES TECHNOLOGIES
DUNCAN
MARATHON
Imaje
NORRISEAL
QUARTZDYNE
SOMERO

Ron Hoffman

- Executive Vice President-Dover Resources
  - Oversight of :

Tulsa Winch	Hydro Systems
C. Lee Cook	Wittemann
Ronningen-Petter	

- President-Tulsa Winch (14 yrs.)
  - MBO of Company in 1986

Tulsa Winch Acquisition Story

- Tulsa Winch acquired December, 1996

  Small acquisition by Dover standards
- Shared a vision of an industry that had consolidation potential
- Dover listened and provided the support to allow Tulsa Winch to become a market share leader

Winch Market Consolidation

- US Winch Market +$500 million


5%
Other
15%
Industrial
35%
Retail
Mobile
45%

- **Industry Structure**
- **Market Trends**
- **Competitive Environment**

DOVER

Tulsa Winch Vision

- Winch market broadly fragmented
- Majority of companies privately owned
- Significant niche players in the market
- Companies have favorable “Dover Metrics”
- Great opportunities for synergy
- Long term need for electronic integration

Tulsa Winch Milestones

- December, 1996...Tulsa Winch acquired
- April, 1999............Tulsa Winch builds new plant



- November, 1999...Dp Manufacturing acquired
- April, 2000............Greer Company acquired
- September, 2000...Pullmaster Winch acquired

Tulsa Winch

Tulsa, Oklahoma

- OEM Planetary Crane Winches
- OEM Swing Drives
- Worm Gear Products
- RUFNEK Oilfield Products







Dp Manufacturing
Tulsa & Eufaula, Oklahoma

- Military Winch Packages
- Wrecker Winches
- Bumper Winch Packages
- Utility Products
- Guardrail Equipment











Pullmaster Winch
Vancouver, Canada

- Planetary Winches
- Pipeline Winches
- Special Marine Winches
- Planematic Drives







Greer Company
Santa Ana, California

- **Load Information Systems**
  - **Microguard LMI Products**
  - **Winch Rotation Signal**
  - **Anti 2 Block Warning**
- **Electronic Expertise**


TEREX CRANES



DOVER Diversity of Tulsa Group

- ❶ Mobile Cranes
- ❶ Oilfield Trucks
- ❷ Towing Equipment
- ❷ Utility Trucks
- Construction Equip.
- Aerial Work Platforms
- Heavy Haul Trailers
- ❶ Military Vehicles
- ❶ Marine Equipment
- ❶ Refuse Equipment
- General Purpose Trucking
- Mining Equipment
- Logging-Lumber Processing
- Material Handling



Products and Customers


Rotation
Drives
Electronics
15%
15%
Planetary
Winches
55%
15%
Worm Gear
Winches


Military
16%
Distributor
28%
OEM
56%

DOVER

TULSA Group
Market Breadth


Sales Distribution
30%
25%
20%
15%
10%
5%
0%
Marine
Towing
Utility
Crane
Military
Const.
Oilpatch
Truck

Tulsa Group Growth


TULSA

1999
Actual

2001 Projection


14%
G.C
GREER COMPANY
33%
TULSA
pull MASTER
17%
dp
WINCH
36%

2000
Internal Growth

Tulsa Winch	39%
Dp Winch	10%

DOVER

Acquisition Success

The group serves diverse niche market segments of the winch industry with minimal product overlap:

- Tulsa-Hi Volume, OEM focus
- Dp-Mid Volume, Military/Special package focus
- Pullmaster-Low Volume, Distributor focus
- Greer-Electronic expertise to support future product differentiation

DOVER

Integration Actions

- Develop effective communication among companies
- Analyze market/distribution channels
- Rationalize current product offerings
- Coordinate new product developments
- Leverage group purchasing opportunities
- Optimize Tulsa-Dp operations
- Develop integrated growth strategy

DOVER

Dover Resources Support

- Dover Resources facilitated the consolidation of these key winch companies.
- Over $80 million invested in past 4 years.
- Integration and synergy opportunities being implemented.
- Dover's platform and add-on acquisition strategy successfully utilized for profitable growth.

TULSA dp WINCH pullMASTER G.C

DOVER

Rotary's Competitive Landscape Changes During the 1990's

- New entrants
  - Small, low overhead, fabricators
    - Regional influence
      - Low price

The Effect

- Market Universe Growth
  - A more favorable price/utility relationship drove higher sales and the market expanded resulting in higher lift to bay ratios

DOVER

Rotary Lift’s Reaction

- Recognized the price e[redacted]y issues
- Changed it’s business design
  - Altered the brand position
  - Restructured the product offering
  - Restructured the manufacturing process
  - Altered distribution
  - Lowered price

DOVER

Results

Market Growth	84% over 8 years
Rotary's Market Share Growth	15% over 8 years
Rotary's Earnings Growth	250% over 8 years

DOVER

Rotary has turned to brand management techniques to augment growth

- Rotary dominates each of its market segments by altering its distribution to fit the segments' requirements
- To avoid massive channel conflict issues, Rotary has evolved its distribution to a different business profile
- Consequence was abandonment of a significantly effective channel of distribution

Rotary acquires Forward Manufacturing Co.

- #3 lift company in U.S. in sales volume
- Distinctly different products
- Sold exclusively through large wholesale distributors
- Applies manufacturing synergies, gains access to "lost channel" without conflict

Results

- Additional market share with acquisition---10 points

- No channel conflict or distribution abandonment

Chief Automotive's Largest Business Issue

- Declining universe of auto body repair shops
  - Consolidation to fewer larger shops
    - Insurance company direct repair programs.
    - Environmental and workplace safety regulations.
    - Number of accidents decline.

Changes In U.S. Market Size


Shops x 1000
80
60
40
20
0
1990
2000
2010
(projected)

Chief's Strategy

- Go to annual model releases in each product group.
- Augment the "model year" mind set by accepting trade-in allowances against the latest model.
  - The allowances would be devalued with each new model release.

DOVER

To assure success with this new business model, Chief is investing heavily in:

- New manufacturing techniques and equipment
- Additional marketing resources
- Additional product design resources
- Sophisticated price point modeling
- Product line rationalization to accommodate model year introductions
- Concentrate on the large shops with new model introductions.

Trend Line For Pulling



Units Sold
1400
1200
1000
800
600
400
200
0
96
97
98
99
2000
2001
(projected)

Trend Line For Measuring


Units Sold
800
600
400
200
0
96
97
98
99
2000
2001
(projected)

DOVER

PDQ Manufacturing


GMC
BFV•700

Largest and fastest growing manufacturer of touch-free, automatic car washing machines in the world.


GMC
BFV•700

Type of Wash Used Most Often



Self-Service wash
Stationary-Automatic wash
Full-Service wash
Home Wash
15.2%
13.6%
9.5%
12.7%
17.2%
16.6%
47.6%
44.5%
0%
10%
20%
30%
40%
50%
1996
1999

Source: International Car Wash Association

Percent of Home Washers using...

	Touchless High pressure (Spray wash)	**Friction** Cloth wash
...at Full-Service washes in 1999	47.1%	35.9%
...at Full-Service washes in 1996	66.7%	27.7%
...at Stationary-Automatic washes in 1999	67.3%	23.3%
...at Stationary-Automatic washes in 1996	55.6%	33.3%

Source: International Car Wash Association

Importance Rating for Exterior Wash


Quality
Safety of the car's exterior
Value
Cost
Time
Convenience
70.7%
72.3%
72.5%
81.1%
95.3%
97.9%
0%
20%
40%
60%
80%
100%

Source: International Car Wash Association

DOVER

PDQ Manufacturing

- PDQ has been able to leverage this market trend to grow their business 150% since 1995
- Much of this growth has been driven by the Laserwash 4000 product line. To sustain its growth, PDQ has continued to invest heavily in the business. This year, PDQ introduced a product line called the Laser Experience. The market has reacted very favorably

Market acceptance has been exceptional because it has appeal to all the stakeholders

- Car wash installer and owner
  - Lower cost installation
    - Modular equipment design and single point electrical and water hook-ups
- Car wash owners
  - Reduced cost of operations
    - 15% reduction in solution consummation
    - 30% reduction in water consumption
    - Faster wash cycles
    - Advance software features
    - More through put
- Car wash users
  - No spotting required
  - No claustrophobic enclosures

DOVER CORPORATION

TEXAS HYDRAULICS INC

Vernon Pontes,
President

DOVER

Vernon Pontes

- Education
  - BS Civil Engineering
  - MS Operations Research and Industrial Engineering - Univ. of Texas, Austin
- Career History
  - Texas Hydraulics 1988-Present: (12 Yrs)
    - 1988 - Part-time IE (1Yr)
    - 1989 - Plant Manager (2 Yrs)
    - 1991 - VP Cylinder Operations (3 Yrs)
    - 1994 - President (6 Yrs)

Texas Hydraulics

- Headquarters: Temple, Texas
- Established in 1968
- Acquired by Dover Industries in 1988
- Three Cylinder Plants - (TX-2 & TN-1)
- One Grinding and Plating Facility - (TX)
- Over 640 Employees and non-union

Texas Hydraulics

- Sales Growth



91
92
93
94
95
96
97
98
99

- Earnings Growth



91
92
93
94
95
96
97
98
99

Product


Custom Engineered
Margin
Commodity Product
Value Addition

Product Focus


Market Scope
Competitor C
Competitor B
Competitor A
Texas Hydraulics
Market
Penetration
Cylinders
Valves
Pumps

Market Selection

- **Market Selection**
  - Engineered Product
  - Component Integrity Is Important
  - Currently Under Served

DOVER

Market Positioning


Industrial
Excavator
Texas Hyd.
Duty Cycle
Ag
Marine
Complexity

Markets Served


2000 YTD Sales
by Industry
34%
23%
15%
15%
7%
3%
2%
1%
AWP
Aerial Lifts Utility
Mobile & Const.
Material Handling
Mining & Drill Rigs
Refuse
Wreckers
Ag

Customer Selection

- **Customer Selection**
  - Leader In Their Industry
  - Value Engineering Support
  - Understands Life Cycle Cost
  - Partnership=Mutually Beneficial



Customers


2000 YTD Sales
by Industry
Aerial Utility
Altec, MTI, Versalift
Matl. Handling
Manitowoc, FMC, Maxon
Mobile & Const.
Cat Paving, I-R, Roadtec
AWP
JLG, Genie, Mayville

Customers


Refuse
Dempster, IPS,
Intl. Baler
2000 YTD Sales
by Industry
Specialty Ag
Long, Day
Mining/Drill Rigs
I-R, Svedala,
Bucyrus- Erie,
Harnischfeger
Wreckers
Miller, Jerr-Dan

Competition



Market Share
Captive
Texas Hyd.
A
B
C
D
Other 27

DOVER

Competition

Competitor	Focus
A	Acquisitions / High Volume Business
B	Acquisitions / Specialty, Low Volume
C	Plant Conversion / Ag, Construction
D	Privately Owned / Family Run / Low Prices

DOVER

Strategy

I. Find and Fix Problems

II. Economy of Scale without Diseconomy of Scope

III. Forward Integration

DOVER

Find and Fix Problems

- Assumption- 5% of Market Is Dissatisfied at Any Time, Will Be Satisfied in 90 Days.
- Enables Focus- 5% vs 100%
- Window of Opportunity
- Switch Profitably

Find and Fix Problems

- Problem Definition
- Find Methodology
- Fix Methodology

DOVER

Economy of Scale without Diseconomy of Scope

1. Standard Machine Tools
2. Process Evolution
3. Segmentation
4. Regional Sales Teams

DOVER

Economy of Scale without Diseconomy of Scope

1. Standard Machine Tools




MORI SEIKI
SL-65


SL-35
0424

Economy of Scale without Diseconomy of Scope

2. Process Evolution - Machining




MV-55



Economy of Scale without Diseconomy of Scope

2. Process Evolution - Porting







Economy of Scale without Diseconomy of Scope

2. Process Evolution - Welding



Economy of Scale without Diseconomy of Scope

2. Process Evolution - Kaizen Events

Setup time down 63%   Space down 30%   T/Hr Up - 55%



Maintenance team working on new layout, bringing machines closer



Simplifying equipment…



Presenting setup improvements to Plant leadership team ...

DOVER

Economy of Scale without Diseconomy of Scope

3. Segmentation

- Specialization ⟶ Focus
  - Design for Process
  - Lean Manufacturing

Economy of Scale without Diseconomy of Scope

Part Cells



FROM ...

Batch and Queue ...

Pin-eye

Routing 1-4-7-9


Saws
CNC Lathes
Machining Centers
Stockroom
Assembly
Welding

Part traveled	450 ft
Lead time	5 days

... TO

... Start a Part, Finish a Part

Pin-eye Cell



Part traveled	20 ft
Lead time	5 min

Economy of Scale without Diseconomy of Scope

Cylinder Cells


Weld
Wash
Prep
Assemble & test
665 LBS.

Economy of Scale without Diseconomy of Scope

4. Regional Sales Teams

- Sales
- Customer Service
- Engineering

Forward Integration

Product Differentiation

Custom Engineered

Define Value

Create Value

Capture Value







Commodity Product

Margin

Value Addition

Forward Integration

- **Business**

Define Value
Create Value
Capture Value

Cust ↑ THI

Engineering	Manufacturing	Supply Mgmt.
Engineering	Manufacturing	Supply Mgmt.

Culture

- **Purpose**



Stockholder
THI
Principles
and Values
Customer
Employee

DOVER

Culture

- **Principles and Values**
  - Best Idea Wins
  - Integrity
  - Safety
  - Respect

DOVER

Culture

- **Priorities**

  1 - Right

  2 - On Time

  3 - Efficient

Culture

- **Alignment**



Stakeholders
Company
Scoreboard
Customer
Stock Holder
Employee
Department
Scoreboards
Customer
Stock Holder
Employee
Customer
Stock Holder
Employee
Customer
Stock Holder
Employee
Employee
ACE

Texas Hydraulics

- **Sales Growth - 450%**


91
92
93
94
95
96
97
98
99

DOVER

Texas Hydraulics

- **Earnings Growth - 1300%**



91
92
93
94
95
96
97
98
99

DOVER

Dover - Benefit

- Autonomy
- Trust
- Access To Capital
- Long Term Orientation

DOVER

Business Model

- Product - Commodity → Custom
- Market / Customer Selection
- Find and Fix Problems
- Economy of Scale w/o Diseconomy of Scope
- Forward Integration
- Culture

"Define, Create, Capture Value"

Acquisition Potential

Markets \ Products	Same	Different
Different	Overseas Competitor	Engineered Components to OEM's
Same	Competitor A	Hydromotion (Acquired in 2000)

DOVER CORPORATION

CRENLO, INC.

Randy Frederick,
President

Randal S. Frederick…

- **Dover** (5 Years): Crenlo - President / Hill Phoenix - VP & General Manager
- **Dryden Molders** (2 Years) President/CEO
- **Fridigaire** (5 Years): Director Wet Products Marketing / VP Operations Dishwasher Division
- **General Electric** (5 Years): Plant Manager / Manager Operational Planning
- **Booz Allen & Hamilton** (4+ Years)
- **USN** (4+ Years)
- **Education**: MBA Southern Illinois University / BA Villanova University Job History

...With Revenues Split Around Four Product Lines


Contract
21%
Cab
56%
Emcor
15%
Commercial
8%

...And Across Many End Use Markets


Industrial
2%
Test &
Measurement
4%
Other
6%
Construction
40%
Datacom
25%
Telecom
8%
Agricultural
15%

DOVER

Contract Products...



- For Custom Electronic And Electrical Enclosures For Telecommunications And Computer Manufacturers
- Customers Include:
  - Hewlett Packard
  - AT & T
  - Lucent Technologies
- Market... $15 Billion
- Medium Margin

Emcor/Nema Products...


EMCOR
CABINETS
AND
ENCLOSURES

- Proprietary Line Of Standard And Custom Modular Enclosures For The Computer, Telecommunications, Test & Measurement, Broadcast And Security Markets
- Customer Include:
  - Silicon Graphics
  - Astex
  - FSI
  - Lucent Technologies
  - Nortel
- Market Niche Estimated...$300 Million
- Higher Margin

Cab Products...


850C

- For Complete Line Of Construction And Agricultural Equipment
- Customers Include:
  - Caterpillar
  - John Deere
  - Case/New Holland
  - Ag-Chem
- Market... Approximately 170K Cabs/Year
- Medium Margin

DOVER

Commercial...


JOHN DEERE
5310

- Roll Bar Assemblies For Small Agricultural Tractors And Commercial Lawn Mowers
- Customers… John Deere
- Market…62K Tractors/Year
- Lower Margin

DOVER

Strong Customer Base...

Manitowoc
MOTOROLA
JOHN DEERE
HEWLETT PACKARD
ag-chem
FUJITSU
IBM
NEW HOLLAND
LOCKHEED MARTIN
NORTHROP GRUMMAN
GENICOM
McDonnell Douglas
CATERPILLAR
EATON
Lucent Technologies
ITT Industries
Engineered for life
Kodak
Sprint
BOEING
CASE
American Airlines
AT&T

DOVER CORPORATION

CRENLO, INC.

Facilities

Crenlo Employs A Knowledgeable And Experienced Work Force…

- 1175 Employees
  - 225 Salaried
  - 950 Associates
- Average Employee:
  - 37 Years Old
  - 10 Years Of Service
- Over 160 Employees Have 25+ Years Of Service

Enclosure Market Size


Small
Enclosures
14%
Large
Enclosures
16%
Integration
Components
70%

A $45 Billion To $60 Billion Market

Enclosure Market Segments


Telecom
22%
Datacom
27%
General
Electronics
27%
Industrial
16%
LAN
8%

Expected 10-20% Growth Through 2005

Enclosure Market Dynamics

- Very Few Large Frame Enclosure Manufacturers
- High Level Of Consolidation Is Expected To Continue For The Next Three To Five Years
- As A Result Of Acquisition, Most +$500M Enclosure Manufactures Now Have Regional Presence
- As Datacom And Telecom Industries Takeoff, They Are Forced To Outsource More And More Integration Work
- Many Of The +$500M Enclosure Manufactures Are Becoming EMS Companies
- Significant Opportunity Still Excesses In Low To Medium Volume Applications
- Industry Is Highly Fragmented With Over 2000 Players

Enclosure Market Strategy

- Grow Niche Opportunities, Such As Large Enclosures And Lower Volume Products
- Develop Regional Presence Especially West Coast
- Expand Midwest Capacity And Develop "Cleaner Room" Capability
- Move Capability Into Value Added Integration
- Leverage Off Of Strengths In Emcor Design Engineering And Manufacturing Flexibility
- Develop Expanded Capacity To Support Integration Functions

Which Niche Is Right?


More Complex
Less Complex
Low Volume/ High Mix
Prototype
Medical
Telecom High Speed Switches
High-End Servers
Computer Work Stations
Industrial Instrumentation
LAN Routers
PCs
Cell Phones
Computer Peripherals
Consumer Electronics
High Volume/ Low Mix
Return On Sales
Higher Manufacturing Content
Lower Manufacturing Content

Market Share - Agricultural

Total US Market 100K Units


Competition
11%
Crenlo
39%
OEM
50%

Approximately 75% Market Share Excluding OEMs

Market Share - Construction

Total US Market 133K Units


Outside US
5%
Crenlo
15%
Competition
25%
OEM
55%

Approximately 40% Market Share Excluding OEMs

Cab Market Dynamics

- Total Agricultural And Construction Demand Is Flat
  - Agricultural Flat, Down 15-20% From 1997 Level
  - Construction Up Slightly
- OEMs Are Reducing Price To Maintain/Gain Share… Pushing The Cost Pressure Back On Supply Chain
- Cost And Labor Availability Have Driven OEMs To Focus On Core Competence - Outsourcing Cabs
- New Holland & Case Merger Driving Case To Outsource Cabs
- New Entries To US Off-Road Market And Recent Plant Expansions Are Migrating To Southeast

New Cab Business Awarded Last 12 Months

- Caterpillar Backhoe
- Caterpillar Small Wheel Loader
- Caterpillar Ag Tractor
- CNH Backhoe
- John Deere Wide Area Mower
- John Deere Pro-Gator
- John Deere Front Mount Mower

Over $100M In New Business

Cab Competition

• Angus Industries	$47MM
• Facilities In TN, ON & SD	
• McLaughlin Body Company	$50MM
• Facility In IL	
• Georgia / Takeuchi Cab	$18MM
• Facility In GA	

Cab Strategy

- Build/Start-up World Class Manufacturing Facility In South East
- Focus Sales Attack...
  - South East: Emerging OEMs
  - Midwest: Ag and Skid Steer
- Improve Flexibility And Reduce Rochester Costs
- Increase Rochester Manufacturing Capacity
- Position Crenlo To Expand To Europe In 2-3 Years

Florence, SC Facility

- State Of The Art Manufacturing
- Lowest Cost Producer
- World Class Work Force
- Maximum Flexibility
- Three Day Cycle Time… No WIP
- JIT Shipping

Crenlo-South Carolina Florence Plant Equipment





- Mazak 11 Axis Tube Lazer
- Flexible Manufacturing System(FMS) - Lights Out Operation
- Integrated Software

Crenlo-South Carolina
Florence Plant Equipment




PULLMAX
URSVIKEN

- Mazak Flat Lazers
  - FMS
  - Dynamic Nesting
- Pullmax Press Breaks
  - 2 Minute Change Over
  - Integrated Software
- Trump Turret Punch
  - Quick Change Over
  - FMS

Crenlo-South Carolina
Florence Plant Equipment



- E-Dip Prime Coat
  - 22 Stage
  - Improved Surface Preparation
- Wet Spray Finish Coat
  - 2 Color Capability
- Direct Load From Welding
- Direct Unload To Assembly
- Power And Free Conveying
- In-Line Caulking and QC Loops

Crenlo-South Carolina Florence Plant Facility





- 235,000 Square Feet
- Air Conditioned
- 50 Acres For Expansion
- Paint Facility Designed To Double Capacity

DOVER

Goals…

- Grow Revenue At Least 15% Annually
- Improve Earnings Growth By More Than Revenue Growth
- Maintain At Least 20% ROI
- Unshackle Enclosure Business
- Improve Our Position Within The Industries In Which We Compete

Basic Strategy…

Cab Division
Florence Start-up
Cost Reduction
Improved Flexibility
Rochester Capacity

Enclosure Division
Growth
Regional Presence
Additional Capacity
Integration Capability
Powder Coat

Investment Strategy

• Organic Growth	70%
• Manufacturing Flexibility	20%
• Equipment Replacement	10%

Let New Business Fund Growth

Acquisition Strategy

- Enclosure Division
  - Regional Presence (Especially West Coast)
  - Additional Capacity
- Cab Division
  - Look For Expansion Into Europe In 2 to 3 Years

Crenlo Organic Growth Objective



Compounded Revenue Growth
Without Acquisition
Percent
250
200
150
100
50
0
2000
2001
2002
2003
2004
2005

New Business Since Dover Acquisition (Oct99) Has Exceeded 1999 Revenue

DOVER CORPORATION

Heil Trailer International

HEIL®

Bob Foster,
President

DOVER

Bob Foster

- Past career with Ford Motor company, Westinghouse Electric, Ryder System
- 23 years with Heil
  - Athens, TN start-up - Materials Manager 1977
  - Manufacturing Manager 1981
  - Plant Manager 1982
  - VP-GM Tank Trailer Group 1989
  - Purchased by Dover 1993
  - President 1994

DOVER

Company Products & Services

- Aluminum, steel and stainless steel tank trailers and intermodal containers



Company Products & Services

- Serving global markets
- Largest manufacturer of tank trailers both in US and globally
- Only manufacturer with facilities on all major continents
- All facilities ISO 9000 certified

DOVER CORPORATION

Products & Services

We design and [illegible]
custom products almost as
standards.

DOVER

Dry Bulk
(pneumatic loading/unloading)

- Aluminum
- 50% of total sales
- Principle products: Cement, plastic pellets, flour, sugar, lime, others
- Predominant market share leader in N.A., Asia, and growing in the world
- Market growth—bags and boxes to bulk

DOVER

Petroleum

- Aluminum
- 37% of total sales
- Principle products: refined gasoline, jet fuel and petro-chemical products
- Strong market share leader in N.A., Asia, U.K., Argentina, Chile and growing in the world

Liquid Chemical and Food

- Stainless steel
- 12% of total sales
- Principle products: acids, latex, and many varieties of liquid industrial chemicals
- Growing competitor in the stainless segment with newly designed products
- Nominal market share in N.A., U.K., and Latin America

DOVER

DryTainer Containers

- Aluminum
- 2% of total sales
- Principle products: plastic pellets, cement, offshore drilling components
- Shipped to all world locations
- Intermodal

DOVER CORPORATION

Facilities

Heil Trailer International

DOVER


Athens,
Tennessee
USA

- 210,000 sq ft
- 300 employees
- Serves U.S., Canada, Mexico, Caribbean, Central America
- Petroleum and Super Jet dry bulk trailers
- Research and Development/New product design and prototyping facility for the world
- Incubator for much of our uniqueness
- Built in 1977—Doubled size in 1994


Lancaster,
Pennsylvania
USA

- 133,000 sq ft
- 75 employees
- Serves U.S., Canada, Mexico, Central and South America
- Super Flo dry bulk pneumatic trailers
- Built in 1965
- Converted from stainless to aluminum in 1991

DOVER



Fort Worth and Rhome, Texas USA

- 170,000 sq ft
- 200 employees
- Serves U.S., Canada, Mexico, Central and South America
- J&L dry bulk trailers, steel and stainless steel chemical and food grade trailers, and aluminum crude oil and asphalt trailers
- Heil purchased J&L 1993, Trailmaster Tank 1995—combined 1999



Bangkok, Thailand

- 135,000 sq ft
- 85 employees
- Serves S.E. Asia, Taiwan, Japan, China
- Petroleum, Super Jet dry bulk trailers
- Heil built plant 1995
- Joint Venture with CP Group until Dec 1999
- Purchased by Heil in 1999

DOVER


THOMPSON

Bilston, United Kingdom

- 141,000 sq ft
- 125 employees
- Serves U.K., Europe, China, N. Africa
- Petroleum, dry bulk and stainless steel chemical and food grade products, military vehicles to MOD and NATO
- Heil purchased from Thompson Carmichael 1998


HEIL

Cañuelas, Argentina

- 51,000 sq ft
- 60 employees
- Serves Argentina, Brazil and Southern Cone
- Petroleum and stainless steel trailers
- Plan to build aluminum Super Flo dry bulk trailer in late 2001
- Heil built plant in 1998

DOVER

Heil's Position

- Largest in global capabilities and market shares
- Only global player with manufacturing presence on four major continents
- ISO 9000 certified
- Small U.S. player until rapid growth in late 1980's assuming #1 position in 1987
- Long term player

DOVER

Competitive Strategy

- Highest quality and service in the industry
- Strongest customer relationships with win-win partnerships
- Lowest manufacturing costs with highest degree of automation
- Shortest cycle times
- Fastest speed from order receipt to market

DOVER

Competitive Strategy

- Rapid fire new value-added products to market
- Lightest and most durable equipment in the world providing higher value
- Leverage our unique world market and design knowledge in all markets
- Global partnerships with major oils and chemical companies providing consistent, safe and efficient equipment in all countries

DOVER CORPORATION

Product Development and Market Development Initiatives

Heil Trailer International

Dover Support

- Dover Long Term Investment focus
  - Industry is down in 2000 due to market conditions, but investment continues for the future
- Capital Spending
  - Laser welding example
- International Expansion
  - People
  - R & D
  - New product introduction

DOVER

Dover Support

- Human Resources
  - Marketing
  - Engineering
- Systems
  - HASTE Project
- Add-on acquisitions

Result:

Higher performance in peak markets;

Higher performance in down markets

Capital Investment Philosophy

- Maintain each facility to be most productive and efficient in the world using latest technology
- Achieve and maintain design leadership in all markets using parametric modeling and collaborative processing capabilities

Capital Investment Philosophy

- Achieve and maintain complete product offering in our markets
- Make add-on acquisitions to grow Heil Trailer International
- Automate or eliminate non-value adding process steps

Add-on Acquisition Potential

- Constant multiple acquisitions in process
  - Over 8 this year
- Europe is a priority to obtain market critical mass and leadership capability

DOVER

Add-on Acquisition Potential

- North American activity in two categories:
  - Add to our market position by growing current product offering and geographical presence
  - Leverage our core competencies by acquiring other, similarly attractive products in other industries
- Usually prefer new start-ups to acquisitions unless it does not make sense

Key Operational Improvement Strategies

- Kaizen events
  - Lean manufacturing
  - Improve operations
  - Wring cost out of processes
- Automation
  - Robotics
  - Other new technology
- ISO 9001 certification
  - Improve quality
  - Reduce cost
  - Streamline processes with improved execution
- Continuous Improvement

DOVER

E-business Initiatives

- Configuration (Trilogy-Symix)
  - Front-end (sales)
- HASTE (Heil Advanced System for Engineering)
  - Pre-engineer designs to reduce costs and improve order processing quality and speed
- Collaborative systems to include CRM and PDM with links to ERP and others

E-business Initiatives

- Automate to CD's and Web page
  - Field Service
  - Manuals
  - Repair instructions
  - Parts sales
- Web enabled status with greater speed and reliability for all areas of business

DOVER

Summary- Heil Trailer International

- Strong global leader
  - Continue internal and external growth
  - Continue aggressive internal process changes to lower cost of doing business and to be even more effective in marketplace
  - Continue automation
  - Leverage our knowledge base globally
  - E-business initiatives and systems integration
  - Strong prospects for rapid sales and profit growth

DOVER CORPORATION

DOVER TECHNOLOGIES

John Pomeroy,
CEO

DOVER

DOVER TECHNOLOGIES

- 3 Major Product Areas
  - **CBAT:** Circuit Board Assembly & Test Equipment
  - **SEC:** Specialty Electronic Components
  - **Marking** Equipment

DOVER

CIRCUIT BOARD ASSEMBLY & TEST (CBAT)

- Production Equipment to assemble & test printed circuit boards (and increasingly semiconductor devices)
- 9 Months Sales: $1037M (up 60% from '99)
  Earnings: $ 216M (up 125% from '99)
- Universal Instruments – Pick & Place Machines
  - Alphasem – Die Bonders
- DEK – Screen Printers
- Vitronics Soltec – Soldering Machines
- Everett Charles – Test Probes, Fixtures, Systems
- NEW! OK International – Bench Top Soldering Systems, Dispensing Products

SPECIALIZED ELECTRONIC COMPONENTS (SEC)

- 9 Months Sales: $372M (up 58% from '99)

  Earnings: 71M (up 103% from '99)
- High value components, precision devices and multifunction assemblies for data transmission, telecommunications and networking
- Bob Livingston will detail companies, products, markets and customers.

MARKING

- 9 Months Sales: $151M (up 6% from '99)

  Earnings: 48M (up 14% from '99)
- Industrial Marking and Coding Equipment and Consumables for Packaged Goods
- Imaje – Continuous Ink Jet Printers

DOVER TECHNOLOGIES QUARTERLY SALES



1000
100
10
$ MILLIONS
DTI TOTAL
22% CAGR
17% CAGR
25% CAGR
7% CAGR
CIRCUIT BOARD ASSEMBLY AND TEST
SPECIALTY ELECTRONIC COMPONENTS
MARKING
1Q93
2Q93
3Q93
4Q93
1Q94
2Q94
3Q94
4Q94
1Q95
2Q95
3Q95
4Q95
1Q96
2Q96
3Q96
4Q96
Q197
Q297
Q397
Q497
Q198
Q298
Q398
Q498
Q199
Q299
Q399
Q499
Q100
Q200
Q300

DOVER

IMAJE



- French, but very international
  - 27 sales/service subsidiaries covering 90 countries
- Markets quite diversified
  - Food, pharmaceuticals, electrical, electronics, beverage, cosmetic
- As installed base grows (now about 50,000) sales of consumables grows (now over 50% of revenue)
- Moderate sales growth – 11% CAGR over 5 years (in FF) but 18% this year
- Very profitable

WORLD PRODUCTION OF ELECTRONIC EQUIPMENT
(growth rate)



FORECAST
14
12
10
8
6
4
2
0
-2
-1.9
0.1
7.2
9.1
8.9
8.1
1.7
7.9
12.1
11.7
10.1
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

Source: Henderson Electronic Forecasts Nov, 2000

DOVER

US PRODUCTION OF ELECTRONIC EQUIPMENT

	Growth Rate in %			
Equipment Type	**1999**	**2000***	**2001***	**2002***
Communications	17.3%	19.2%	15.7%	11.6%
Computer & Office	9.0%	13.6%	9.6%	8.06%
Industrial & Instrument	8.6%	18.6%	13.5%	9.5%
Subtotal Commercial	10.8%	16.4%	12.3%	9.3%
Military	2.9%	1.8%	5.8%	5.0%
Consumer	11.6%	4.3%	3.3%	4.2%
Automotive	3.8%	5.1%	1.1%	7.8%
Total	9.8%	14.2%	11.1%	8.8%

Source: Henderson Electronic Forecasts

*forecast

US PRODUCTION OF ELECTRONIC EQUIPMENT

Equipment Type	1999	2000	2001	2002
	Growth Rate in %			
Communications	17.3%	19.2%	15.7%	11.6%
Computer & Office	9.0%	13.6%	9.6%	8.06%
Industrial & Instrument	8.6%	18.6%	13.5%	9.5%
Subtotal Commercial	10.8%	16.4%	12.3%	9.3%
Military	2.9%	1.8%	5.8%	5.0%
Consumer	11.6%	4.3%	3.3%	4.2%
Automotive	3.8%	5.1%	1.1%	7.8%
Total	9.8%	14.2%	11.1%	8.8%

COMMUNICATIONS

Equipment Type	1999	2000	2001	2002
	Growth Rate in %			
Telecommunications	19.8%	23.0%	17.4%	12.5%`
Radio	17.6%	20.0%	18.0%	10.3%
Microwave	14.7%	14.9%	10.9%	11.4%
Navigation	15.0%	12.4%	7.3%	8.6%
Broadcast	12.5%	18.2%	14.8%	12.6%
End User	11.1%	16.6%	13.6%	10.9%
Other	9.2%	15.5%	13.3%	13.9%
Total	16.1%	19.2%	15.7%	11.6%

INDUSTRIAL & INSTRUMENTS

Equipment Type	1999	2000	2001	2002
	Growth Rate in %			
Industrial Controls	6.1%	8.9%	8.5%	7.2%
Production Equipment	14.1%	37.2%	23.4%	14.5%
Other Industrial	7.0%	7.7%	7.4%	6.6%
Test & Measurement	6.6%	18.8%	13.1%	10.6%
Medical	10.7%	12.1%	10.7%	9.8%
Analytical	10.1%	9.5%	10.3%	8.5%
Other	9.5%	8.3%	10.1%	8.7%
Total	9.0%	16.6%	13.2%	10.1%

Years 2000-2002 forecast

Source: Henderson Electronic Forecasts

WORLDWIDE ELECTRONICS PRODUCTION



FORECAST
1600000
1400000
1200000
1000000
800000
600000
400000
200000
0
$ Million
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
% of GWP
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000F
2002F
2004F

Source: VLSI Research

DOVER

CBAT

- Automated processed lines for circuit board assembly
  - Estimated $5.3B Worldwide Market
  - Projected to Grow at 19% CAGR through 2003 with capital goods cycle caused by rush to build capacity – short lead times
  - Universal/DEK/Vitronics Soltec, we believe, have #2 market position

DOVER

CBAT (cont.)

- Printed Circuit Board Test Equipment
  - Bare circuit board testers
  - Populated circuit board fixtures
  - Spring loaded pins
  - Everett Charles #1 in each market worldwide

CBAT (cont.)

- Printed Circuit Repair/Rework – Bench Top Equipment
  - BGA Repair Systems
  - Soldering/Desoldering Tools
  - Dispensing Equipment
  - Fume Extraction Systems
  - ESD Instruments and Ionizers
  - OK International we believe is #2 in each market, but only company with complete line

CBAT (cont.)

- Semiconductor Assembly and Test
  - Alphasem Die Bonders
  - Everett Charles Fixtures, Pins and Sockets for Finis[illegible]ackage
  - DEK Ball Attach Machines
  - Total Semiconductor is about 10% of CBAT Sales

DOVER

CBAT (cont.)

- Major Switch to Contract Electronic Manufacturers
  - Very fast growth of Solectron, Flextronics, Jabil, Celestica, Sanmina (and others)
  - Global nature of these companies favors large vendors

CBAT QUARTERLY BOOKINGS



$ MILLIONS
1000
100
10
17% CAGR
CIRCUIT BOARD ASSEMBLY AND TEST
1Q93
2Q93
3Q93
4Q93
1Q94
2Q94
3Q94
4Q94
1Q95
2Q95
3Q95
4Q95
1Q96
2Q96
3Q96
4Q96
Q197
Q297
Q397
Q497
Q198
Q298
Q398
Q498
Q199
Q299
Q399
Q499
Q100
Q200
Q300

DOVER

SURFACE MOUNT LINE



DOVER

UNIVERSAL INSTRUMENTS

- Sales up 75% in first 9 months of 2000
- Investment in new facilities
- Investment in additional developments
- 4 Growth Initiatives

UNIVERSAL INSTRUMENTS (cont.)



FIRST GROWTH INITIATIVE – BUILD ON THE POWER OF THE GSM (flexible fine pitch pick and place machine)

- GSM we believe is #1 in flexible fine pitch pick and place machines
- Sales increased 155% YTD.
- Impressive production ramp up.
- Continued significant development of new products underway to enhance the speed and flexibility of the GSM
- Increasing emphasis on total assembly lines.

DOVER

UNIVERSAL INSTRUMENTS (cont.)



SECOND GROWTH INITIATIVE – SEMICONDUCTOR ASSEMBLY

- Alphasem YTD sales grew 85%.
  - 9000: Current workhorse.
  - 8000: Great potential, good margins.



- Advanced Semiconductor Assembly YTD sales grew 80% in 2000.
  - Wafer Feeder under development.
  - New high potential applications in hard disk drives, RF modules, optoelectronics.
- High growth, mostly in Asia.

UNIVERSAL INSTRUMENTS (cont.)



THIRD GROWTH INITIATIVE –
BECOME A MAJOR PROVIDER FOR ODD FORM AND LIGHT MECHANICAL ASSEMBLY

- Polaris shows excellent test performance.
- First machine will go to Beta site next month.
- Sales effort just getting under way with selected customers
- Market potential is estimated to be $170M per year.

UNIVERSAL INSTRUMENTS (cont.)


Level of customer relation
Counselor
Consultant
Partner
Time

Level of Customer Relation
Time

- Vendor
- Counselor
- Consultant
- Partner
- Strategic Alliance

FOURTH GROWTH INITIATIVE – GROW CUSTOMER SHARE

- Exceptional support to Corporate Accounts.
- Expansion of our support spectrum — start-up teams, site management, customer home pages, support software, spares availability, call center, process and quality audits and support.
- Higher level of coordination at Area Operations level.
- New offices opened: Korea, Italy

  To be opened: Hungary, Guadalajara (Mexico)

  Under consideration: Brazil, Suzhou (China)

DEK



- Sales up 72% in first 9 months of 2000
- Completely revamped product line of printers in 1999-2000. Now low-cost producer
- Arguably #1 printer supplier in world
- Adding consumables - stencils
- Developed ball attach machine for making BGA's
- Became highest margin CBAT company

VITRONICS SOLTEC

- Sales up 37% in first 9 months of 2000 – soldering is lower growth market
- Introduced new Vitronics Reflow Oven in 1999
- Arguably #1 soldering machine supplier in world
- Developing selective solder machine – beta site next month

DOVER

EVERETT CHARLES

- More than doubled sales since acquired in late '96

EVERETT CHARLES (cont.)



- Printed Circuit Test Machines
  - Had one model in ’96.
  - Introduced 3 completely new models in last 3 years.
  - Entered high density substrate test field.
  - Acquired 2 German competitors.
  - Clear leader

DOVER

EVERETT CHARLES (cont.)

- Test Fixtures
  - Acquired 2nd largest company in U.S.
  - Operates at 8 locations in U.S. plus Taiwan, Germany, Japan, U.K.
- Moved into Semiconductor Test Fixture Market in 1998.
- Not as cyclical as other equipment companies due to fixture and pin sales.
- Clear leader in circuit board markets

DOVER

OK INTERNATIONAL

- Acquisition completed last week
- Largest supplier of bench top equipment for precision electronic repair/rework or manual assembly
- Metcal soldering/desoldering stations
- Techcon dispensing systems
- Fume Extractors/ESD Instruments
- 43% of sales are consumables

DOVER TECHNOLOGIES

- Strong underlying business in the electronics industry
- Cyclicity of capital goods almost as sure as death and taxes, but good long term growth bias in CBAT
- Product development very aggressive at CBAT
- Adding more consumables to CBAT (OK, DEK, ECT)

DOVER TECHNOLOGIES (cont.)

- Dover Culture - Company President is key to success - works well in the technology business
  - Allows us to get and keep the best and brightest business people
  - 5 companies at DTI are forecast to be over $200M this year (up from 2 over $100M 5 years ago) - the Presidents did it!
  - Several of the companies doing their own add-on acquisitions without "help" from "corporate"

DOVER CORPORATION

Specialty Electronic Components

VECTRON INTERNATIONAL
SYFER
DT MAGNETICS
NOVACAP
DowKey Microwave
ARCOM WIRELESS, INC.
K&L MICROWAVE INCORPORATED
COMMUNICATION TECHNIQUES
DIELECTRIC LABORATORIES

Robert Livingston,
E.V.P.

DOVER

SEC ... BACKGROUND

- Originated with 1983 acquisition of K&L Microwave
- 1983-1987: Five Acquisitions for $50M/Primarily defense electronics
- 1988-1991: Reorganize/shift focus to telecommunications
- 1992-1999: Nine acquisitions costing $145M/ - telecom/datacom/networking

SEC ... 8 YEAR HISTORY

SEC QUARTERLY SALES



1000
100
10
$ MILLIONS
25% CAGR
SPECIALITY ELECTRONIC COMPONENTS
1Q93
2Q93
3Q93
4Q93
1Q94
2Q94
3Q94
4Q94
1Q95
2Q95
3Q95
4Q95
1Q96
2Q96
3Q96
4Q96
Q197
Q297
Q397
Q497
Q198
Q298
Q398
Q498
Q199
Q299
Q399
Q499
Q100
Q200
Q300

SEC ... TODAY

MARKETS/APPLICATIONS

- Telcom/Datacom/Networking (90% of 2000 Revenue)
  - Wired Infrastructure
    - Transmission/Switching/Routers/Networking
  - Wireless Infrastructure
    - Basestations/Microwave Radios/Amplifiers
  - Broadband Access ("Last Mile")
    - Wired (XDSL/Cable Modems)
    - Wireless (LMDS)
  - Some SATCOM/Cell Phones
- Defense/Medical/Industrial Controls

VECTRON INTERNATIONAL

- The leading supplier of precision crystal oscillators, SAW filters/oscillators and integrated assemblies used for signal generation/selection and frequency/data recovery in
  - Transmission/Switching/Network Gear
  - Wireless Telcom…Basestations, Cell Phones (limited)
  - Broadband Access Equipment
    - DSL/Cable Modems
  - Satcom ... Platform and Ground Equipment
  - GPS and Avionics

K&L MICROWAVE

- A leading supplier of RF/Microwave Filters for signal detection/selection/rejection applications
- Microwave/Millimeter Wave Radios
  - Point to Point, Point to Multipoint (LMDS)
  - Satcom Ground Equipment
  - Defense/Avionics Electronics
- Basestations
  - Front End Signal Selection
  - System/Channel Filtering
  - High Power Amplifiers
  - Test Equipment

DT MAGNETICS

- A leading supplier of Ferrite Magnetics/Transformers/Inductors for power & signal management applications
  - Telcom Power Supply/Switching Equipment
  - DSL/Cable Modems
  - Medical Equipment
  - Industrial Controls

DOVER

NOVACAP - SYFER TECHNOLOGY

- A leading manufacturer of Multilayer Ceramic Capacitors (MLC's) and Capacitor Arrays for applications requiring High reliability/Thin profile/High voltage/High layer count solutions
- Serving Telcom/Computer/Medical/ Aerospace
  - PCMCIA wireless cards
  - High voltage protection: modems, power supplies, etc.
  - Pacemakers
  - Cap arrays for connectors (EMI filtering)

DOVER

DIELECTRIC LABORATORIES

- A leading manufacturer of High frequency, Single Layer, Multilayer and Ceramic Thin Film Components with applications in
- Wireless/Satcom/Defense Markets
  - Fiber Optic/Digital Interconnect
  - Microwave Radios
  - Numerous RF/Microwave Circuits

DOVER

DOW-KEY MICROWAVE

- The leading manufacturer of RF/Microwave/Electro-mechanical Switches and Matrices used in signal/system switching applications
- Basestations
  - Front End Receive/Transmit Modules
  - Diagnostics
  - Test Equipment
- Microwave/Millimeter Wave Radios
  - Point to Multipoint (LMDS)
  - Satcom: Platform/Ground Equipment
  - Defense/Avionics Electronic Equipment

DOVER COMMUNICATION TECHNIQUES

- A leading manufacturer of Microwave Sources, Synthesizers and Frequency/Data Recovery Units with key applications in
- Digital Radio Systems
  - Point to Point, Point to Multipoint (LMDS)
  - Satcom – Ground Equipment
- Sonet-based Transmission Systems
  - Undersea Cable FDR's
  - 10 GBIT Land Line Repeater/Recovery Modules

DOVER

ARCOM

- A leading manufacturer of Microwave and Millimeter Transceivers (integrated transmitter/receiver) used in High Frequency Digital Radios
  - Point to Point, Point to Multipoint (LMDS)
  - Satcom. Ground Equipment
  - Basestation ... Backhaul Radios

DOVER

SEC COMPANIES

COMPANY	PRODUCT	ESTIMATED MARKET POSITION
Vectron International	Precision Crystal Oscillators	1
	High-Frequency SAW Oscillators	2
	SAW Filters	4
	Integrated Assemblies	1
K&L Microwave	Component Filters	1
	Basestation Filters	4
	Delay Line Filters	Emerging Innovation
DT Magnetics	Precision Signal Transformers	2
	Precision Power Transformers	3
Novacap	High Reliability/High Voltage/Safety Capacitors	1
. Syfer	Thin Profile/High Voltage/Capacitors	2
	Capacitor Arrays	1
Dielectric Laboratories	High Frequency Single Layer	1
	High Frequency Multilayer	2
	Ceramic Thin Film Components	Emerging Innovation
Dow-Key	RF/Microwave Coaxial Switches	1
Communication Techniques	Sources/Synthesizers	2
Arcom Wireless	Microwave Transceivers	3

- 80% OF REVENUE DERIVED FROM PRODUCTS WHERE WE HAVE #1, #2 POSITION

SEC…TOP 40 OEM CUSTOMERS

CISCO	Alcatel	Motorola
Lucent	Marconi	Powerwave
Tellabs	Rhode & Schwarz	Ceragon
JDS Uniphase	ECI Telcom	Sycamore
Ciena	Tyco	Raytheon
Acer	Comsat	Westell
Samsung	Agilent	Siemens
Sun Microsystems	Ericsson	Litton
Nortel	DMC	Honeywell
Digital Lightwave	Allen Telcom	ADC Telcom
Nokia	Mitsubishi	G.E.
Sumitomo	Xircom	Allen Bradley
Huawai (China)	Boeing	Hughes Space
		Lockheed Martin

- Growing % of Product going to CEM's Solectron, Flextronics, Jabil, MSL, Sanmina….

DOVER

SEC ... TOP 12 CUSTOMERS YTD SEPTEMBER 30, 2000

CISCO	AGILENT
LUCENT	SUMITOMO
MOTOROLA	DIGITAL MICROWAVE
ALCATEL	ACER
NORTEL	TYCO
TELLABS	SYCAMORE

TOP 12 = 50% OF YTD BOOKINGS

Based on current product development/business development activity SEC would expect the following to join the top 12 list next year:

ERICSSON	POWERWAVE
NOKIA	GIGATRON
SIEMENS	OMNI

DOVER

SEC ... RESULTS

	Bookings		Sales		Operating Earnings	
	2000	1999	2000	1999	2000	1999
1Q	158	78	104	73	17	9
2Q	188	89	120	78	24	12
3Q	205	92	148	84	30	14
YTD	551	259	372	235	71	35
4Q		98		92		14
YEAR		357		327		47

- 3QYTD: Bookings +113%, Sales +58%, Earnings +103%
- 2000 Demand > Capacity @ 1/1/01
- Adding Capacity
  - $41M invested in new capital in 2000, $33M estimated for 2001
  - Mfg. facilities (will grow by 240,000 sq. ft. in the next year)
  - Significant invesment in Design/Mfg. Tools/Equipment/Process

DOVER

SEC … IN CONCLUSION

- Serves the entire spectrum of Telcom market and have strong position with major OEM's
- Have a very broad offering of components/ integrated assemblies
  - Most products have a #1, #2 market position
  - All are highly engineered, high value, application specific
- Excellent management teams running companies
  - Investing: facilities/equipment/tools/people
  - Very excited about opportunities next 2-3 years

DOVER CORPORATION

Financial Profile

David S. Smith
Vice President, Finance & CFO

Cash Flow Priorities

Priorities:

1. Grow Internally
   - Increase market share
   - Innovate
   - Create Customer Value & Get Paid
   - Add-on Acquisition

2. Acquire New Businesses
   - Disciplined Process
   - Realistic Pricing

3. Buy Stock or Hold Cash (Debt Reduction)

Continuous Investment in Operational Improvement

($ in millions)

	1995	1996	1997	1998	1999	Total
Capital Expenditures	92	114	122	126	130	584
R&D	85	94	107	131	139	556

- Not "capital intensive".
- Continuous productivity improvement and growth is first investment priority.
- New product development introduction to enhance market penetration.

DOVER

Shareholder Value Creation: Opportunistic Share Repurchases

	(millions)		
	Dollars	**Shares**	**Average Price**
1990 - 1995	240.6	24.6	$ 9.76
1996	62.9	2.9	$21.88
1997	86.3	3.3	$26.50
1998	106.3	3.3	$32.69
1999	671.7	18.5	$36.40
2000	3.9	0.1	$42.50
Total	1,171.6	52.6	$22.27

- Buyback intentions rarely "announced".
- Buybacks executed only when price is favorable.
- Corporate development activity measured against acquiring Dover stock.

Strong Financial Position for Value Enhancement

- Return on Investment a key component of incentive program asset management
- Improving working capital utilization is best measure of operational environment
- Committed to retaining "conservative" financial position to maintain flexibility
- Generate sufficient cash flow to fund internal growth

Finance Acquisition Growth

- $3+ Billion in Acquisitions over 10 years
  - $300 Million on average --- run rate in $500 to 600 Million range
  - Robust process to maintain investment levels
  - Grow acquisition financing capabilities over time

DOVER

Financial Profile

- Strong Ratings---A+/A1 long term; A1/P1 short term
- Debt-to-capital (on average) 30--35% Debt/Capital Fund from operations 40+% of Debt
- Strong cash flows support continuation of acquisition program at current levels---and growing over time

DOVER

Financing Plans

- Be Prepared--All Markets at all Times

  - Bank Credit Facility Expansion:
    - Support Commercial Paper
    - Secure Longer Term, stable credit arrangements
    - $750 Million one year revolving credit---term facility next year

  - Restructure Commercial Paper Program
    - Obtain A-1/P-1 Ratings
    - Increase program size to $1 Billion

Financing Plans

- Prepare for Long-Term Debt Issuance
  - Declare $1 Billion Shelf Registration effective
  - Prepare refinancing of $400 Million due in February
  - Consider Medium term note program